EXHIBIT 4.1

[GRAPHIC]	AXTIVE CORPORATION	[GRAPHIC]

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 05462R 20 9

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

[GRAPHIC]

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.01 PER SHARE OF

AXTIVE CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation or the Corporation and any amendments thereto, to all of which the holder, by acceptance hereof, assents.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SEAL	/s/ MOLLY W. MACTAGGART		/s/ GRAHAM C. BEACHUM II

	Secretary		President and Chief Executive Officer

Countersigned and Registered AMERICAN STOCK TRANSFER & TRUST COMPANY (New York, N.Y.) Transfer Agent and Registrar

By

Authorised Officer

__________________________________________

AXTIVE CORPORATION

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as thought they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT — Custodian
TEN ENT	— astenants by the entiretics	(Cust) (Minor)
JT TEN	— asjoint tenants with right of survivorshipand not as tenantsin common	under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received                                                                                                                hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitutions in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OF [illlegible] OR ANY CHANGE WHATEVER

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GRANTOR INSTITUTION (BANKS STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLON PROGRAM) PURSUANT TO S.E.C. RULE 17AD-15.